A. M. Castle & Co.

November 2014

NYSE: CAS

Forward Looking Statements

Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this release and the company assumes no obligation to update the information included in this release. Such forward-looking statements include, but are not limited to, statements concerning our possible or assumed future results of operations, and our expectations and estimates relating to restructuring activities, including restructuring charges and timing of cash payments related thereto, and operational flexibility, savings, and efficiencies from such restructuring actions. These statements often include words such as "believe," "expect," "anticipate," "intend," "aim," "plan," or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these risk factors, see the risk factors identified in our filing with the Securities and Exchange Commission in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

Regulation G & Other Cautionary Notes

This presentation includes non-GAAP financial measures to assist the reader in understanding our business. The non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with U. S. GAAP ("GAAP"). However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation contained in the appendix to this presentation, provides meaningful information and therefore we use it to supplement our GAAP guidance. Management often uses this information to assess and measure the performance of our business. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations and to assist with period-over-period comparisons of such operations. The exclusion of the charges indicated herein from the non-GAAP financial measures presented does not indicate an expectation by the Company that similar charges will not be incurred in subsequent periods.

In addition, the Company believes that the use and presentation of EBITDA, which is defined by the Company as income before provision/benefit for income taxes plus depreciation and amortization, and interest expense, less interest income, is widely used by the investment community for evaluation purposes and provides the investors, analysts and other interested parties with additional information in analyzing the Company's operating results. EBITDA should not be considered as an alternative to net income or any other item calculated in accordance with U.S. GAAP, or as an indicator of operating performance. Our definition of EBITDA used here may differ from that used by other companies. Adjusted non-GAAP net income and adjusted EBITDA, which are defined as reported net income and EBITDA adjusted for non-cash items and items which are not considered by management to be indicative of the underlying results, are presented as the Company believes the information is important to provide investors, analysts and other interested parties additional information about the Company's financial performance. Management uses EBITDA, adjusted non-GAAP net income and adjusted EBITDA to evaluate the performance of the business.

The financial information herein contains information generated from audited financial statements and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.

In this presentation, we refer to information and statistics regarding the general manufacturing markets. We obtained this information and these statistics from sources other than us, such as Purchasing magazine and the Institute of Supply Management, which we have supplemented where necessary with information from publicly available sources and our own internal estimates. We have used these sources and estimates and believe them to be reliable.

Company Overview

- One of the largest metal service center companies based in the U.S. with $1.1 billion in 2013 annual net sales
- Specialty Products, Specialty Services, Customized Supply Chain Solutions
- Strong exposure to long-term growth end markets including Industrial, Aerospace and Oil & Gas
- Supplying over 5,000 products to over 25,000 customers on a global basis
- 120+ year history in the metal service center industry



Value Added Services & Solutions

Serving Vital Link in Global Metal Supply Chain



Mills
Sub
Sub
Sub
Sub
Sub
Sub
Global
Global OEMs

Mills

- Limited distribution points and fabrication services
- Minimum order size requirements (bulk quantities)

Castle Metals

- Many global distribution points
- Robust fabrication services
- Flexibility in order sizes
- Manages lead time differentials, warehousing and other distribution services

Global OEMs

- Demand delivery of products within short timeframe
- Need for specialized products and services
- Need for products in smaller quantities and forms

Diversified Product Offering with Focus on Specialty Materials

Focus on Value

- Sales focused on primarily highly specialized product offering
- Castle Metals average selling price of $3,300 - $3,500 per ton compared to an average commodity hot rolled coil at $700-$750 per ton






Product Offering



Plastics, 14%
Alloy Bar, 19%
Other, 8%
Nickel, 8%
SBQ Bar, 3%
Tubing, 15%
Stainless, 10%
Cold finished Carbon, 4%
Carbon and Alloy Plate, 6%
Aluminum, 13%

Product distribution as a percentage of YTD 3Q'14 Net Sales

Diversified Global End Markets

Global Demand Driving Growth in Key End Markets

Markets Served
(YTD 3Q'14 Net Sales)

Market	Share
Industrials	46%
Aerospace	21%
Oil & Gas	19%
Plastics	14%






Industrials

- Primarily focused on heavy equipment & infrastructure
- Funding for capital spending expected to increase with economic recovery
- Long-term relationships with leading global OEMs

Oil & Gas

- Positioned to succeed with growing global presence, including Shanghai, Singapore and U.S. Gulf region
- Provide products to support drilling and completion activities, including unconventional drilling and fracking

Aerospace

- Specialty products and supply chain solutions to the Commercial Aerospace and Defense industries
- JSF F-35 contract extended through 2016
- Ongoing multi-year backlogs at major commercial aircraft manufacturers

Plastics

- Supply thousands of diverse plastics and related products across the US market
- Key industries served include Aerospace & Defense, Construction & Maintenance, Life Sciences, Marine, Transportation and many more

Broad Geographic Footprint Serving Global Markets



BC
AB
SK
MB
ON
QC
NL
WA
MT
ND
MN
WI
NB
PE
ME
NS
VT
NY
NH
MA
RI
CT
NJ
DE
MD
OR
ID
WY
SD
NE
IA
IL
IN
OH
PA
WV
VA
NV
UT
CO
KS
MO
KY
TN
NC
CA
AZ
NM
OK
AR
SC
MS
AL
GA
TX
LA
FL
Gulf of California
METALS BRANCH
METALS SALES OFFICE
PLASTICS BRANCH
CORPORATE OFFICE
China
Singapore
United Kingdom
France
Spain

Blue Chip Customer Base in Various End Markets

Serving a Broad Range of Diverse Customers

AIRBUS

SPX
WHERE IDEAS MEET INDUSTRY

GENERAL DYNAMICS
Electric Boat

Johnson Controls

HALLIBURTON

JOHN DEERE

BOEING

CAT

GE Energy

JOY
JOY MINING MACHINERY
A Joy Global Inc. Company

BALDOR

LOCKHEED MARTIN

Gulfstream®
A GENERAL DYNAMICS COMPANY

Cessna

United Technologies

Supplier Partners

Stable supplier base values A. M. Castle as a key customer and provides access to specialty metals

Product Category	Supplier
✓ Aluminum	❖ Kaiser Aluminum and Constellium
✓ Alloy	❖ Timken, Tenaris, Republic and Vallourec
✓ Nickel & Stainless	❖ Allegheny, Special Metals and North American Stainless
✓ Carbon	❖ ArcelorMittal, SSAB and Nucor
✓ Titanium	❖ RTI
✓ Plastics	❖ Cyro Industries/Evonik, SABIC Innovative Plastics and Quadrant Engineered Plastics/Mitsubishi

Organizational Objectives

Customer Centric


Castle
Metals

More focused than ever on the customer

Nimble Business



Faster and easier to do business with

Highly Competitive


A. M. Castle & Co.
CAS
LISTED
NYSE

Highly competitive in our end markets

Engaged Employees



Earn a reputation for employees who share ideas, best practices and process improvements

Path to sales and earnings growth

Quarterly Net Sales Trend *($ in millions)*



$400
$350
$300
$250
$200
$150
$100
$50
$0
Revenue
70
60
50
40
30
20
10
0
PMI
1Q'10 2Q'10 3Q'10 4Q'10 1Q'11 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 3Q'14
PMI
Revenue

	1Q'10	2Q'10	3Q'10	4Q'10	1Q'11	2Q'11	3Q'11	4Q'11	1Q'12	2Q'12	3Q'12	4Q'12	1Q'13	2Q'13	3Q'13	4Q'13	1Q'14	2Q'14	3Q'14
Revenue	$ 223	$ 240	$ 245	$ 236	$ 273	$ 282	$ 295	$ 282	$ 363	$ 329	$ 304	$ 274	$ 293	$ 273	$ 254	$ 233	$ 253	$ 250	$ 245
PMI	57	58	57	57	60	57	52	52	53	53	50	51	53	50	56	57	53	55	58

The Company believes that over the long-term its revenue trends typically correlate to the changes in PMI on a six to twelve month lag basis.

Source: Management uses the Purchasing Managers Index ("PMI") provided by the Institute of Supply Management.

Commercial Improvement Strategy

Strategic Objective	Status Update
• Realign sales organization into geographic territories where local teams are accountable for selling all of our products and services	• Implemented in 1Q'14
• Localize certain pricing, inventory, lead time and delivery decisions to improve customer satisfaction in local markets	• Pricing program implemented in 3Q'14 • Inventory deployment to be completed by early 2015 - significant progress to date
• Establish clear territory growth expectations supported by tracking metrics including standardized territory sales plans focused on alignment and accountability and real time performance tracking and enterprise ratings	• Implemented in 1Q'14
• Re-energize Strategic Account Team to leverage our global locations, maximize value and help our customers profitably grow their business	• Implemented in 1Q'14 • ERP enhancements planned for second half of 2015
• Executive level and branch review of customer accounts to ensure all facets of the organization have visibility to customer needs and expectations	• Implemented in 1Q'14

Commercial Approach

People

- Clear expectations
- TM + ISS teams
- Strategic Account Managers
- Contract Department
- Director of Inside Sales
- Director of Marketing
- Pricing team

Process

- Geographic ownership
- Customer v. product focus
- Local decision making
- Performance dashboards
- Top account health checks
- Regional business reviews
- Collaboration, SC & Ops

Technology

- One ERP platform
- Marketing automation
- E-commerce (Spring 2015)
- CRM (pilot TBD)

Customer satisfaction → Profitable pipeline growth

- # active accounts
- Wallet share
- Tons, TGP$ - actual v. plan
- COGs management
  - strategic sourcing
  - freight utilization
- Contribution index

Growth Focus – Short Term Actions

Actions	Impacts
➢ Inventory redeployment and rebalancing	• Realized improved sales results from markets that were in the first phase
➢ Strategic accounts • Leverage global locations	• Team recruited and deployed in 2013 • Top 25 target accounts per end market in process for 2014
➢ Improved execution • Quoting • Universal product access • Leverage improved metals pricing environment	• Higher overall quote levels and closure rates for YTD 3Q'14 compared to YTD 3Q'13

Financial and Operating Targets








NYSE
A. M. Castle & Co.
CAS
LISTED
NYSE

Lower Operating Expenses	Higher Operating Profits	Lower Days Sales in Inventory	Fortify Balance Sheet
22% operating expense ratio* by end of 2015 *operating expenses as a percentage of net sales	**10% operating profit** in normal market conditions	**DSI under 150 days in 2015**	Maximize free cash flow, **reduce debt**, create further financial flexibility

Commitment to increasing shareholder value

Financial Overview

Sales Trends *($ in millions)*



Annual Net Sales
$1,600
$1,200
$800
$400
$0
$944
$1,132
$1,270
$1,053
$981
2010
2011
2012
2013
LTM 3Q'14



Quarterly Net Sales
$400
$300
$200
$100
$0
$363
$329
$304
$274
$293
$273
$254
$233
$253
$250
$245
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
2Q'14
3Q'14

- **Net sales trends for the nine months ended September 30, 2014 were negatively impacted by branch consolidation execution issues in the plate and oil and gas end markets.**
- **7% average pricing decline and 3% volume decline for Metals segment sales for year-to-date 9/30/14 compared to year-to-date 9/30/13.**
- **New sales support structure positions Company well to gain share as market growth continues.**

Focused on Improving Cash Flows *($ in millions)*


Adjusted EBITDA*
$80
$60
$40
$20
$0
$-20
$17
$43
$75
$26
$(3)
2010
2011
2012
2013
LTM 3Q'14


Cash Flow*
$40
$30
$20
$10
$0
$-10
$-20
$-30
$-40
$(28)
$17
$(12)
$16
$31
$20
$7
$5
$(5)
$(32)
$(17)
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
2Q'14
3Q'14

- **Minimal capital expenditures required – typically 1% of revenue**
- **Cash flow used in operations for year-to-date 9/30/14 includes the impact of strategic local inventory deployments**

* Contains non-GAAP information – see “Non-GAAP Reconciliation” in Appendix for a detailed reconciliation.

Key Balance Sheet Items *($ in 000s)*

	September 30, 2014		December 31, 2013	
Cash and Cash Equivalents	$	11,805	$	30,829
Accounts Receivable		148,226		128,544
Inventory, net of LIFO reserves [1]		252,697		214,900
Other Current Assets		16,045		16,418
Total Current Assets		428,773		390,691
Accounts Payable		(111,112)		(69,577)
Other Current Liabilities		(39,815)		(31,764)
Working Capital	$	277,846	$	289,350
Total Capital (total debt plus stockholders' equity)	$	491,324	$	555,890
Total Debt		(276,874)		(245,996)
Stockholders' Equity	$	214,450	$	309,894

[1] Inventory at replacement cost is $382,773 and $345,754 at September 30, 2014 and December 31, 2013, respectively.

Next Step, Improve Working Capital Measurements



Inventory - DSI
Days
200
175
150
125
100
75
50
25
0
129
187
180
169
2011
2012
2013
YTD 3Q'14



Receivables - DSO
Days
60
50
40
30
20
10
0
50
49
51
52
2011
2012
2013
YTD 3Q'14

- **Focused on significantly improving both DSI and DSO in 2015**
- **Expect full year 2014 DSI to be slightly higher than YTD Q3'14 DSI in anticipation of Q1'15 sales**
- **DSI target of under 150 for 2015**

Improving Financial Position



Debt-to-Capital
70%
60%
50%
40%
30%
20%
10%
0%
45.3%
50.2%
43.4%
46.8%
38.7%
44.3%
53.9%
56.4%
2011
2012
2013
YTD Q3'14
Net Debt-to-Total Capital
Total Debt-to-Total Capital

- **Increase in debt-to-capital ratios in 2014 is due to losses and increased borrowing under the revolving credit facility.**
- **The majority of the increase in the revolving credit facility in 2014 was to fund inventory purchases for the local inventory deployment initiative.**

($ in millions)	Dec '11	Dec '12	Dec '13	Sep '14
Total Debt	$ 314.9	$ 297.1	$ 246.0	$ 276.9
Less: Cash Balances	30.5	21.6	30.8	11.8
Net Debt	$ 284.4	$ 275.5	$ 215.2	$ 265.1
Stockholders' Equity	312.3	337.3	309.9	214.4
Total Capital (total debt plus stockholders' equity)	$ 627.2	$ 634.4	$ 555.9	$ 491.3

APPENDIX

Annual and LTM Financial Business Trends As Reported

($ in millions, except per share)

Net Sales



$1,600
$1,200
$800
$400
$0
$944
$1,132
$1,270
$1,053
$981
2010
2011
2012
2013
LTM 3Q'14

Adjusted EBITDA*



$100
$80
$60
$40
$20
$0
$-20
$17
$43
$75
$26
$(3)
2010
2011
2012
2013
LTM 3Q'14

Adjusted Operating (Loss) Income*



$60
$40
$20
$0
$-20
$-40
$-60
$(9)
$5
$40
$(7)
$(34)
2010
2011
2012
2013
LTM 3Q'14

Adjusted Non-GAAP Diluted (Loss) Income per Share*



$2
$1
$0
$-1
$-2
$-3
$-4
$(0.25)
$0.53
$0.26
$(1.21)
$(2.78)
2010
2011
2012
2013
LTM 3Q'14

* Contains non-GAAP information – see "Non-GAAP Reconciliation" in Appendix for a detailed reconciliation.

Quarterly Financial Business Trends As Reported

($ in millions, except per share)



Net Sales
$500
$400
$300
$200
$100
$0
$363
$329
$304
$274
$293
$273
$254
$233
$253
$250
$245
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
2Q'14
3Q'14



Adjusted EBITDA*
$40
$30
$20
$10
$0
$-10
$28
$19
$19
$9
$9
$12
$5
$—
$1
$(5)
$1
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
2Q'14
3Q'14



Adjusted Operating (Loss) Income*
$30
$20
$10
$0
$-10
$-20
$18
$10
$10
$2
$1
$2
$(2)
$(8)
$(6)
$(15)
$(5)
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
2Q'14
3Q'14



Adjusted Non-GAAP Diluted (Loss) Income per Share*
$0.4
$0.2
$0.0
$-0.2
$-0.4
$-0.6
$-0.8
$-1.0
$-1.2
$0.28
$0.11
$0.10
$(0.24)
$(0.35)
$0.02
$(0.30)
$(0.58)
$(0.67)
$(0.98)
$(0.55)
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
2Q'14
3Q'14

* Contains non-GAAP information – see "Non-GAAP Reconciliation" in Appendix for a detailed reconciliation.

Liquidity and Balance Sheet

SELECTED CONSOLIDATED RESULTS *($ in Millions)*	Nine Months Ended September 30,	
Unaudited	2014	2013
Cash (Used in) From Operations	$ (44.8)	$ 65.7
Cash Paid for CapEx	$ 8.7	$ 7.6
Avg Days Sales in Inventory	169	177
Avg Receivables Days Outstanding	52	51

SELECTED CONSOLIDATED RESULTS *($ in Millions)*	As of September 30,	As of December 31,
Unaudited	2014	2013
Total Debt (net of unamortized discounts) [1]	$ 276.9	$ 246.0
Cash and Cash Equivalents	11.8	30.8
Total Debt less Cash and Cash Equivalents ("Net Debt")	$ 265.1	$ 215.2
Stockholders' Equity	214.4	309.9
Total Debt plus Stockholders' Equity ("Total Capital")	$ 491.3	$ 555.9
Net Debt to Total Capital	53.9%	38.7%

[1] There were $27 million of cash borrowings under the revolving credit facility as of September 30, 2014 and no cash borrowings as of December 31, 2013.

Non-GAAP Reconciliation

Reconciliation of EBITDA and Adjusted EBITDA to Net (Loss) Income *(Unaudited – $ in millions)*	1Q'12	2Q'12	3Q'12	4Q'12	1Q'13	2Q'13	3Q'13	4Q'13	1Q'14	2Q'14	3Q'14
Net (Loss) Income	$ (4.3)	$ (3.0)	$ 3.2	$ (5.6)	$ (10.6)	$ (3.8)	$ (6.9)	$ (12.7)	$ (16.0)	$ (72.3)	$ (7.3)
Depreciation and Amortization Expense	6.6	6.5	6.3	6.5	6.6	6.6	6.4	6.6	6.5	6.5	6.4
Interest Expense, Net	10.2	10.0	10.2	10.6	10.2	10.1	10.2	10.1	10.0	9.8	10.2
Interest Expense, Unrealized Loss on Debt Conversion Option	11.3	4.3	—	—	—	—	—	—	—	—	—
Loss on Extinguishment of Debt	—	—	—	—	—	—	—	2.6	—	—	—
Income Taxes	4.4	(0.7)	0.5	(2.8)	(1.4)	(7.8)	(4.3)	(6.3)	(0.1)	(6.0)	(2.8)
EBITDA	$ 28.2	$ 17.1	$ 20.2	$ 8.7	$ 4.8	$ 5.1	$ 5.4	$ 0.3	$ 0.4	$ (62.0)	$ 6.5
Non-GAAP Net (Loss) Income Adjustments[1]	(0.4)	1.9	(1.1)	0.3	4.0	6.5	—	0.1	0.5	56.4	(5.6)
Adjusted EBITDA	$ 27.8	$ 19.0	$ 19.1	$ 9.0	$ 8.8	$ 11.6	$ 5.4	$ 0.4	$ 0.9	$ (5.6)	$ 0.9

Reconciliation of EBITDA and Adjusted EBITDA to Net (Loss) Income *(Unaudited – $ in millions)*	2010	2011	2012	2013	LTM 3Q'14
Net (Loss) Income	$ (5.6)	$ (1.8)	$ (9.7)	$ (34.0)	$ (108.3)
Depreciation and Amortization Expense	20.6	20.5	25.9	26.2	26.0
Interest Expense, Net	5.0	9.7	41.0	40.6	40.1
Interest Expense, Unrealized Loss on Debt Conversion Option	—	4.0	15.6	—	—
Loss on Extinguishment of Debt	—	6.1	—	2.6	2.6
Income Taxes	(3.1)	(1.1)	1.4	(19.8)	(15.2)
EBITDA	$ 16.9	$ 37.4	$ 74.2	$ 15.6	$ (54.8)
Non-GAAP Net (Loss) Income Adjustments[1]	-	5.7	0.7	10.6	51.4
Adjusted EBITDA	$ 16.9	$ 43.1	$ 74.9	$ 26.2	$ (3.4)

[1] Non-GAAP Net (Loss) Income Adjustments relate to impairment of goodwill in the 2Q'14 period, restructuring charges in the 2013 and 2014 periods, unrealized (gains) losses on commodity hedges in the 2011 through 2014 periods, CEO transition costs in the 2Q'12 period and Tube Supply net income and acquisition costs in the 2011 period.

Non-GAAP Reconciliation

Reconciliation of Adjusted Non-GAAP Net (Loss) Income to Reported Net (Loss) Income *(Unaudited – $ in millions)*	1Q'12	2Q'12	3Q'12	4Q'12	1Q'13	2Q'13	3Q'13	4Q'13	1Q'14	2Q'14	3Q'14
Net (Loss) Income, as reported	$ (4.3)	$ (3.0)	$ 3.2	$ (5.6)	$ (10.6)	$ (3.8)	$ (6.9)	$ (12.7)	$ (16.0)	$ (72.3)	$ (7.3)
Restructuring Charges	—	—	—	—	3.0	6.1	0.8	0.3	0.7	0.9	(5.1)
Impairment of Goodwill	—	—	—	—	—	—	—	—	—	56.2	—
Unrealized Loss on Debt Conversion Option	11.3	4.3	—	—	—	—	—	—	—	—	—
CEO Transition Costs, Net	—	0.5	—	—	—	—	—	—	—	—	—
Unrealized (Gains) Losses on commodity Hedges	(0.4)	1.4	(1.1)	0.3	1.0	0.4	(0.8)	(0.2)	(0.2)	(0.7)	(0.5)
Tax Effect of Adjustments	0.2	(0.7)	0.3	(0.1)	(1.5)	(2.3)	—	(0.9)	(0.2)	(7.0)	—
Adjusted Non-GAAP Net (Loss) Income	$ 6.8	$ 2.5	$ 2.4	$ (5.4)	$ (8.1)	$ 0.4	$ (6.9)	$ (13.5)	$ (15.7)	$ (22.9)	$ (12.9)
Adjusted Non-GAAP Basic (Loss) Income Per Share	$ 0.29	$ 0.11	$ 0.11	$ (0.24)	$ (0.35)	$ 0.02	$ (0.30)	$ (0.58)	$ (0.67)	$ (0.98)	$ (0.55)
Adjusted Non-GAAP Diluted (Loss) Income Per Share	$ 0.28	$ 0.11	$ 0.10	$ (0.24)	$ (0.35)	$ 0.02	$ (0.30)	$ (0.58)	$ (0.67)	$ (0.98)	$ (0.55)

Reconciliation of Adjusted Non-GAAP Net (Loss) Income to Reported Net (Loss) Income *(Unaudited – $ in millions)*	2010	2011	2012	2013	LTM 3Q'14
Net (Loss) Income, as reported	$ (5.6)	$ (1.8)	$ (9.7)	$ (34.0)	$ (108.3)
Restructuring Charges	—	—	—	10.2	(3.2)
Impairment of Goodwill	—	—	—	—	56.2
Unrealized Loss on Debt Conversion Option	—	4.0	15.6	—	—
CEO Transition Costs, Net	—	—	0.5	—	—
Debt Refinancing Charges and Interest on New Debt	—	11.4	—	—	—
Tube Supply Acquisition Costs and Net Income	—	3.4	—	—	—
Unrealized (Gains) Losses on commodity Hedges	—	2.3	0.2	0.4	(1.6)
Tax Effect of Adjustments	—	(6.9)	(0.3)	(4.7)	(8.1)
Adjusted Non-GAAP Net (Loss) Income	$ (5.6)	$ 12.4	$ 6.3	$ (28.1)	$ (65.0)
Adjusted Non-GAAP Basic (Loss) Income Per Share	$ (0.25)	$ 0.54	$ 0.27	$ (1.21)	$ (2.78)
Adjusted Non-GAAP Diluted (Loss) Income Per Share	$ (0.25)	$ 0.53	$ 0.26	$ (1.21)	$ (2.78)

Non-GAAP Reconciliation

Reconciliation of Adjusted Operating (Loss) Income to Operating (Loss) Income *(Unaudited – $ in millions)*	1Q'12	2Q'12	3Q'12	4Q'12	1Q'13	2Q'13	3Q'13	4Q'13	1Q'14	2Q'14	3Q'14
Operating (Loss) Income	$ 18.2	$ 9.5	$ 10.5	$ 1.6	$ (0.9)	$ (3.8)	$ (3.1)	$ (7.9)	$ (7.3)	$ (71.9)	$ 0.2
Restructuring Charges in Operating Expenses	—	—	—	—	2.2	5.6	0.9	0.3	0.7	0.9	(5.1)
Impairment of Goodwill	—	—	—	—	—	—	—	—	—	56.2	—
Adjusted Operating (Loss) Income	$ 18.2	$ 9.5	$ 10.5	$ 1.6	$ 1.3	$ 1.8	$ (2.2)	$ (7.6)	$ (6.6)	$ (14.8)	$ (4.9)

Reconciliation of Adjusted Operating (Loss) Income to Operating (Loss) Income *(Unaudited – $ in millions)*	2010	2011	2012	2013	LTM 3Q'14
Operating (Loss) Income	$ (9.3)	$ 5.2	$ 39.8	$ (15.7)	$ (86.9)
Restructuring Charges in Operating Expenses	—	—	—	9.0	(3.2)
Impairment of Goodwill	—	—	—	—	56.2
Adjusted Operating (Loss) Income	$ (9.3)	$ 5.2	$ 39.8	$ (6.7)	$ (33.9)

Reconciliation of Cash Flow *(Unaudited – $ in millions)*	1Q'12	2Q'12	3Q'12	4Q'12	1Q'13	2Q'13	3Q'13	4Q'13	1Q'14	2Q'14	3Q'14
Cash (Used In) From Operating Activities	$ (24.4)	$ 18.8	$ (7.3)	$ 18.2	$ 32.6	$ 23.5	$ 9.6	$ 8.7	$ (2.9)	$ (29.6)	$ (12.3)
Cash Used for Capital Expenditures	(3.1)	(1.6)	(4.3)	(2.1)	(1.9)	(3.5)	(2.2)	(4.0)	(2.0)	(2.3)	(4.4)
Cash Flow	$ (27.5)	$ 17.2	$ (11.6)	$ 16.1	$ 30.7	$ 20.0	$ 7.4	$ 4.7	$ (4.9)	$ (31.9)	$ (16.7)

Thank You

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